Risk Management and Report	12 Months Ended
Dec. 31, 2022
Risk Management and Report Disclosure [Abstract]
Risk Management and Report
44.	Risk Management and Report:

(1)	Introduction

Banco de Chile seeks to maintain a risk profile that ensures the sustainable growth that is aligned with its strategic objectives, maximizing value creation and guarantee its long-term solvency.

Our risk management policies are established in order to identify and analyze the risks faced by the Bank, set appropriate risk limits, alerts and controls, monitor risks and compliance with limits and alerts in order to carry out the necessary action plans. Through its administration policies and procedures, the Bank develops a disciplined and constructive control environment. Policies as well as risk management standards, procedures and systems are regularly reviewed.

For this, the Bank has teams with extensive experience and knowledge in each area associated with risks, ensuring comprehensive and consolidated management of the same, including the Bank and its subsidiaries.

(a)	Risk Management Structure

Credit, Market and Operational Risk Management are at the all levels of the Organization, with a Corporate Governance structure that recognizes the relevance of the different risk areas that exist.

The Board of Directors of Banco de Chile is responsible for establishing the policies, the risk appetite framework, the guidelines for the development, validation and monitoring of models. Likewise, it approves the provision models, the Additional Provisions Policy and pronounces annually on the sufficient provisions. Also, it ratifies the strategies, policies, functional structure and comprehensive management model of Operational Risk and is in charge of guaranteeing the consistency of this model with the Bank’s strategy, ensuring proper implementation of the model in the organization. Along with this, it establishes the Subsidiary Risk Control Policy, describing the supervision scheme that the Bank applies to the relevant subsidiaries to control the risks that affect them. For its part, the Administration is responsible both for the establishment of standards and associated procedures as well as for the control and compliance with the disposed by the Board of Directors, ensuring that there is consistency between the criteria applied by the Bank and its subsidiaries, maintaining strict coordination at the corporate level and informing the Board of Directors in the defined instances.

The Bank’s Corporate Governance considers the active participation of the Board, acting directly or through different committees made up of Directors and Senior Management. It is permanently informed of the evolution of the different risk areas, participating through its Finance, International and Financial Risk, Credit, Portfolio Risk Committee and Higher Operational Risk Committee, in which the status of credit, market and operational risks are reviewed. These committees are described in the next paragraphs.

Risk Management is developed jointly by the Wholesale Credit Risk Division, the Retail Credit Risk and Global Risk Control Division and the Cybersecurity Division, which constitute the corporate risk governance structure, which by having highly experienced and specialized teams, together with a robust regulatory framework, allow optimal and effective management of the matters they address

The Wholesale Credit Risk Division and the Retail Credit Risk and Global Risk Control Division are responsible for credit risk in the admission, monitoring and recovery phases for the different business segments. Additionally, the Wholesale Credit Risk Division has under its supervision the Market Risk Management that performs the function of measuring, limiting, controlling and reporting said risk together with the definition of valuation and management standards for the Bank’s assets and liabilities.

(a)	Risk Management Structure, continued:

In turn, in the Retail Credit Risk and Global Risk Control Division, the Admissions Area, among its functions, develops the regulatory framework in matters of credit risk, and the Risk Models Area, which develops the different methodologies related to credit risk. Likewise, in this Division, model monitoring, validation and model risk management are carried out by the respective Areas that deal with these matters, ensuring the independence of the function.

This Division also has the Operational Risk and Business Continuity Management, in charge of managing and supervising the application of the policies, rules and procedures in each of these areas within the Bank and Subsidiaries. For purposes, the Operational Risk Management is in charge of guaranteeing the identification and efficient management of operational risks and promoting a culture in terms of risks to prevent financial losses and improve the quality of the processes, as well as proposing continuous improvements to risk management, aligned with business objectives. In addition to the above, the Business Continuity Management aims to manage the strategy and control of business continuity in the operational and technological field for the Bank, maintaining alternative operation plans and controlled tests to reduce the impact of disruptive events that may affect the organization. Both in Operational Risk and in Business Continuity, its methodologies, controls and scope are applied at the Banco de Chile level and are replicated in the subsidiaries, guaranteeing their homologation to the Bank’s global management model.

For its part, the Cybersecurity Division is responsible for defining, implementing and reporting the progress of the Strategic Cybersecurity Plan in line with the Bank’s business strategy, one of its main focuses being to protect internal information, that of its customers and collaborators.

This Division is comprises by the Cybersecurity Engineering Management, the Cyber Defense Management and the Strategic Management Deputy Management. The Technological Risk Management and the Cybersecurity Assurance Deputy Management also constitute it, as control units. Numeral 5 of this Note describes the responsibilities of the indicated managers and deputy managers.

(i)	Finance, International and Financial Risk Committee

This committee functions are to design policies and procedures related to price and liquidity risk; design a structure of limits and alerts of financial exposures, review the proposal to the Board of Directors of the Risk Appetite Framework, and ensure a correct and timely measurement, control and reporting thereof; track exposures and financial risks; analyze impacts on the valuation of operations and / or results due to potential adverse movements in the values of market variables or liquidity narrowness; review the stress test assumptions and establish action plans where appropriate ; ensure the existence of independent units that value financial positions, and analyze the results of financial positions; review and approve the Comprehensive Risk Measurement in the area of market and liquidity risk; track the international financial exposure of liabilities; review the main credit exposures of Treasury products (derivatives, bonds); ensure that the management guidelines for price and liquidity risks in subsidiaries are consistent with those of the Bank, and be aware of the evolution of their main financial risks.

The Finance, International and Financial Risk Committee, session monthly and is comprises by the Chairman of the Board, four Directors or Advisors to the Board, General Manager, Financial Management Control and Productivity Division Manager, Wholesale Credit Risk Division Manager, Treasury Division Manager and Market Risk Area Manager. If deemed appropriate, the Committee may invite certain persons to participate, on a permanent or occasional basis, in one or more sessions.

(ii)	Credit Committees

The credit approval process is done mainly through various credit committees, which are composed of qualified professionals and with the sufficient attributions to take decisions required.

Each committee is responsible for defining the terms and conditions under which the Bank accepts counterparty risks and the Wholesale Credit Risk and Retail Credit Risk Divisions and Global Risk Control participate independently and autonomously of the commercial areas. They are constituted according to the commercial segments and the amounts to approve and have different meeting periodicities.

Within the risk management structure of the Bank, the maximum approval instance is the Credit Committee of Directors. Sessions weekly and is comprises by the Chairman of the Board, regular and alternate directors, General Manager and the Wholesale Credit Risk Division Manager. This Committee is responsible for knowing, analyzing and resolving all credit operations associated with clients and / or economic groups whose total amount subject for approval is equal to or greater than UF 750,000. It also has to know, analyze and resolve all those credit operations that, in accordance with the established in the Bank’s internal rules, must be approved by this Committee, with the exception of the special powers delegated by the Board to the Administration.

(iii)	Portfolio Risk Committee

The main function is to know the evolution of the composition, concentration and risk of the loan portfolio of the different banks and segments, covering the complete cycle of credit risk management with the processes of admission, monitoring and recovery of the credits granted. Review the main debtors and the different risk indicators of the portfolio, proposing differentiated management strategies. Approves and proposes to the Board the different credit risk policies. It is responsible for reviewing, approving and recommending to the Board of Directors, for its final approval, the different portfolio evaluation methodologies and provision models. It is also responsible for reviewing and analyzing the adequacy of provisions for the different banks and segments. Also to review the guidelines and methodological advances for the development of internal models of credit risk, together with monitoring the concentration by sectors and segments according to the sectoral limits policy. Reviews and approves both the Comprehensive Risk Measurement (CRM) and the Credit Risk Appetite Framework (RAF) in the area of credit risk, ensuring their due approval by the Board of Directors. Defines the metrics that are part of the Risk Appetite Framework and their acceptable levels. Verifies the consistency of the credit risk policies of the subsidiaries in relation to those of the Bank, controls them globally and becomes aware of the credit risk management carried out by the subsidiaries. In general, know and analyze any relevant aspect in matters of Credit Risk in the portfolio of Banco de Chile.

The Portfolio Risk Committee meets monthly and is comprises by the Chairman of the Board, two regular and alternate Directors, General Manager, Wholesale Credit Risk Division Manager, Retail Credit Risk Division Manager and Global Risk Control, Commercial Division Manager, Risk Management and Information Control Manager.

(iv)	Technical Committee for the Supervision of Internal Models

The main function of the Committee is to provide a framework of methodological guidelines for the Development, Follow-up and Documentation of the mathematical models that are used in the massive segments for credit risk management, such as Management Models (Admission, Follow-up, Collection and Rating, among others) and the regulatory models (Capital and Provisions, specific for credit risk or additional, under local or international regulations), among others. The Committee may exceptionally evaluate alternative methodologies, other than those related to credit risk, at the request of its Chairman.

The Committee has the functions of defining the main criteria and guidelines to be used for the construction of new models; Review and approve methodologies associated with non-regulatory models (eg admission, collection), which must be submitted for the consideration of the Portfolio Risk Committee, so that it can rule on their ratification; In the case of regulatory models, the Technical Committee is limited to their review, leaving approval in the hands of the Portfolio Risk Committee and the Board of Directors. Establish minimum standards to monitor the quality of internal models. Establish the minimum standards to document the different areas related to the development, construction, monitoring, and operation of the models.

In terms of its composition, it is comprises by the manager of the Retail Credit Risk and Global Risk Control Division, the managers of the Risk Monitoring, Studies and Management, People Business Development, Risk Models Areas, Retail Monitoring and Models, and the Deputy Managers of Big Data and Regulatory Systems, of Models Validation, of Pre-approved Admission, of Regulatory Models, of Management and Infrastructure Models and of the Head of the Personnel Risk Department. The Committee meets monthly.

(v)	Operational Risk Higher Committee

It is enforceable and is empowered to sanction the necessary changes in the processes, procedures, controls and computer systems that support the operation of the Bank, in order to mitigate its operational risks, ensuring that the different areas properly manage and control these risks. Additionally, it must be aware of the operational risk management carried out by the subsidiary companies and reported in their respective Operational Risk Committee, including the issues of Information Security and Business Continuity. Likewise, know the corrective measures adopted in the event of deviations or contingency scenarios that could affect the subsidiaries and/or the Bank in this type of risk.

The Operational Risk Higher Committee is comprises by the Chairman of the Board, three Directors, regular or alternate, appointed by the Bank’s Board of Directors, General Manager, Retail Credit Risk Divisions and Global Risk Control Manager, Operations and Technology Division Manager, Commercial Division Manager, Cybersecurity Division Manager, Marketing and Digital Banking Division Manager and Operational Risk Manager. The Committee meets monthly and can be summoned in an extraordinary manner.

(vi)	Operational Risk Committee

It is empowered to trigger the necessary changes in the processes, procedures, controls and information systems that support the operation of Banco de Chile, in order to mitigate its operational risks, ensuring that the different areas properly manage and control these risks.

The Operational Risk Committee is comprises by the Retail Credit Risk Divisions and Global Risk Control Manager, Financial Management Control and Productivity Division Manager, Cybersecurity Division Manager, Operational Risk Manager, Technological Risk Manager, Business Continuity Manager, Operations Area Manager, Planning and PMO Manager, Customer Area Manager, Large Companies Group Manager, Customer Service Manager, Chief Attorney and Operational Risk Management Deputy Manager. The Committee session monthly and can be summoned extraordinarily.

(vii)	Capital Management Committee

This committee meets quarterly and is comprised by two members of the Board of Directors; the General Manager; the Financial Management Control and Productivity Division Manager; the Wholesale Credit Risk Division Manager; the Retail Credit Risk and Global Risk Control Division Manager; and the Treasury and Capital Financial Control Area Manager. The Presidency of the Committee is in charge of a member of the board of Directors. In case of absence of the Chairman, he is subrogated by the other member of the board of Directors.

The Capital Management Committee’s main function is to monitor and supervise the capital management of the Bank and its subsidiaries, and ensure its compliance in accordance with the Corporate Capital Management Policy and related regulations, being responsible for: (i) review and propose to the Board of Directors, for its approval, the Corporate Capital Management Policy, at least annually, (ii) review and approve the governance documentation associated with capital management, at least annually, (iii) ensure that the Bank has sufficient capital to meet both its current needs and those arising from stress scenarios, over a three-year horizon, (iv) review and approve, on an annual basis, the Capital Plan and propose Internal Capital Objectives, for their subsequent approval by the Board of Directors, (v) review and approve the Comprehensive Risk Measurement (CRM) and the Business and Capital Risk Appetite Framework (RAF), (vi) review and approve the results of the Stress Tests (previously approved by the specialized Committees), in their integrated version, for inclusion in the Capital Plan, as well as the Bank’s CRM and RAF, in their integrated versions, and propose adjustments to the Specialized Committees if deemed necessary, (vii) review and propose to the Board of Directors, for its approval, the Effective Equity Self-Assessment Report, (viii) periodically monitor the different metrics defined for the Bank’s capital management, as well as the variables that affect those parameters, (ix) keep the Board of Directors informed of compliance with the Capital Plan, the Bank’s Integrated RAF, including the Business and Capital RAF, as well as the evolution of the variables that affect capital management, (x) propose the activation and supervise the execution of the Contingency Plans associated with non-compliance with the RAF for Businesses and Capital, prior to their approval by the Board of Directors, as well as reviewing their updates annually, (xi) know and approve the methodologies and criteria used in regulatory and internal measurements related to capital management, and risk management with an impact on capital, associated with Pillars 1 and 2 of Basel, (xii) know and approve the information disclosed to the market within the framework of Pillar 3 of Basel, (xiii) review the results of the validation of the models associated with capital management and quarterly monitor the status of the observations generated from the validations, (xiv) be aware of the results of the internal control evaluation of the Capital Self-Assessment Process, prior to the issuance of the Total or Regulatory Capital Self-Assessment Report.

(b)	Internal Audit

The risk management processes of the entire Bank are permanently audited by the Internal Audit Area, which examines the sufficiency of the procedures and their compliance. Internal Audit discusses the results of all evaluations with the administration and reports its findings and recommendations to the Board of Directors through the Audit Committee.

(c)	Measurement Methodology

Regarding to Credit Risk, loan loss provision and write offs are the fundamental metrics of the credit quality of our portfolio.

Banco de Chile permanently evaluates its loan portfolio, timely recognizing its risks. The bank has a set of guidelines related to modelling techniques for decision model development (scoring, campaigns and collection models), expected credit losses (both under local regulations, as well as under IFRS 9) and stress testing. These guidelines and the resulting models are approved by the Board of Directors.

As a result of this evaluation, on both individual and group portfolios, expected credit losses are determined.

The individual portfolio encompasses companies that due to their size, complexity or indebtedness, require a more detailed and a case-by-case analysis. Each obligor is assigned one of 16 risk categories (according to qualitative criteria based on the Bank’s internal credit rating system and a scale proposed by the regulator), in order to establish its expected credit losses in a timely and appropriate manner. The review of these classifications is carried out permanently considering the financial situation, payment behavior and the environment of each client.

The group portfolio encompasses natural persons and smaller companies. These assessments are carried out monthly through statistical models that estimate the appropriate level of expected credit losses. The consistency of these models is assessed through an independent validation and, subsequently, through the model monitoring process (i.e. retrospective tests) that compare actual vs expected losses.

Each year, the sufficiency of these expected credit losses under our Chilean GAAP is assessed and the results of that are presented to the Board of Directors. The Board of Directors then must issue a written opinion about it. As a result of this assessment, no supplementary provisions are required.

The monitoring and control of risks are carried through a set of limits established by the Board of Directors. These limits reflect the Bank’s business and market strategy, as well as the level of risk that it is willing to accept.

(2)	Credit Risk

Credit risk considers the likelihood that the counterparty in the credit operation will not be able to fulfill its contractual obligation due to incapacity or financial insolvency, and this leads to a potential credit loss.

The Bank seeks an adequate risk-return relation and an appropriate balance of the risks assumed, through a permanent credit risk management considering the processes of admission, monitoring and recovery of the loans granted. Likewise, it continuously manages risk knowledge, from a comprehensive approach, in order to contribute to the business and anticipate threats that could damage the solvency, quality of the portfolio, permeating a unique risk culture towards the Corporation, promoting the training and permanent formation of the Corporation’s personnel.

The foregoing has the permanent challenge of establishing the risk management framework for the different business segments served by the Bank, responding to regulatory requirements and commercial dynamism, being part of the digital transformation, and contributing from the perspective of risks to the various businesses addressed, through a vision of the portfolio that allows managing, resolving and controlling the business approval and monitoring process efficiently and proactively.

In the business segments, the application of additional management processes is taken into consideration, to the extent required, for those financing requests that that will have a greater exposure to environmental and/or social risks.

The Bank integrates the socio-environmental criteria in its evaluations for the granting of financing destined to the development of projects, whether national or regional and that can generate an impact of this type, where they are executed. For the financing of projects, they must have the corresponding permits, authorizations, patents and studies, according to the impact they generate. In addition, the Bank has specialized units for serving large clients, through which the financing of project development is concentrated, including those of Public Works concessions that contemplate the construction of infrastructure, mining, electrical, real estate developments that can generate an environmental impact.

Credit policies and processes materialize in the following management principles, which are addressed with a specialized approach according to the characteristics of the different markets and segments served, recognizing the singularities of each one of them:

1.	Apply a rigorous evaluation in the admission process, based on established credit policies, standards and procedures, together with the availability of sufficient and accurate information. Thus, it corresponds to analyze the generation of flows and solvency of the client to meet their payment commitments and, when the characteristics of the operation merit it, must constitute adequate collateral that allow mitigating the risk incurred with the client.

2.	Have permanent and robust portfolio tracking processes, through systems that alert both the potential signs of impairment of clients, with respect to the conditions of origin, and also the possible business opportunities with those that present a better payments quality and behavior.

3.	To develop credit risk modeling guidelines, in regulatory aspects and management, for efficient decision-making at different stages of the credit process.

4.	Have a collection structure with timely, agile and effective processes that allow management to be carried out in accordance with the different types of clients and the types of breaches that arise, always in strict adherence to the regulatory framework and the Bank’s reputational definitions.

5.	Maintain an efficient administration in work teams organization, tools and availability of information that allow an optimal credit risk management.

Based on these management principles, the credit risk divisions contribute to the business and anticipate threats that may affect the solvency and quality of the portfolio. In particular, during the last three years the solidity of these principles and the role of credit risk have made it possible to respond adequately to the challenges derived from the pandemic, providing timely responses to clients while maintaining the solid fundamentals that characterize the Bank’s portfolio in its different segments and products.

Within the framework of risk management, during 2022, a permanent and focused monitoring of the behavior of the portfolios has continued, including the evolution of the credits associated with the Fogape Covid and Fogape Reactivation programs.

(a)	Retail Segment

In these segments, admission management is carried out mainly through a risk evaluation that uses scoring tools and an adequate credit attribution model to approve each operation. These evaluations take into consideration the level of indebtedness, payment capacity and the maximum acceptable exposure for the client.

For these segments, the Bank’s risk functions are segregated and distributed in the following areas:

−	Retail Admission and Regulatory Area, performs the evaluation of operations and clients, with specialization by products and segments. Maintains a framework of policies and standards that ensure the quality of the portfolio according to the desired risk, defining guidelines for the admission of clients and their respective parameterization in the evaluation systems. These definitions are released to commercial and risk areas through programs and continuous training, and their application is monitored through credit review processes.

−	Risk Model Area, is responsible for developing, maintaining and updating credit risk models, whether for regulatory or management uses, in accordance with local and international regulations, determining the most appropriate functional specifications and statistical techniques for the development of the required models. These models are validated by the Model Validation Area and presented to the corresponding government bodies, such as the “Technical Committee for the Supervision and Development of Internal Models”, the Portfolio Risk Committee or the Board of Directors, as appropriate.

−	Model Risk and Internal Control Area, its purpose is to manage the risks associated with models and their processes, for which it relies on the functions of model validation, model risk management and internal control.

Model validation is responsible for carrying out an independent review of risk models, including risk-weighted assets and stress tests, both in the construction and implementation stages. It considers the validation of compliance with the guidelines established by the Board of Directors, addressing aspects such as governance, data quality, modeling techniques, implementation, methodological and parametric analysis, and documentation. The results of the review are presented and placed in consideration of the respective Committees, as appropriate.

For its part, model risk management is responsible for monitoring and ensuring compliance with the activities associated with the state in which the models are according to their life cycle

Finally, internal control aims to ensure the reliability and transparency of the financial information generated by the Bank. For this, a periodic evaluation process is carried out, based on the materiality of the risks in relation to their impact on the financial statements, carried out through the evaluation of the design and operational effectiveness of the internal control environment. Additionally, and complying with the same previous framework, the internal control process for Basel III has been implemented, which consists of an independent review of the capital management function.

−	Retail Tracking and Models Area, is in charge of measuring the behavior of portfolios especially through the monitoring of the main indicators of the aggregate portfolio and the analysis of layers, reported in management reports, generating relevant information for decision-making in different instances defined. Also, special follow-ups are generated according to relevant events in the environment. This Area ensures that the different strategies executed meet the risk quality objectives that determined their implementation.

For its part, through the risk model monitoring function, they are monitored, ensuring compliance with the standards defined to ensure their predictive and discriminating power.

Additionally, this Area is responsible for managing the process for calculating provisions for credit risk, ensuring the correct execution of the processes and results obtained

−	Collection Area performs a cross-collection management in the Bank and defines refinancing criteria through the establishment of predefined renegotiation guidelines to solve the indebtedness of viable customers and with payment intentions, maintaining an adequate risk-return ratio, together with the incorporation of robust tools for a differentiated collection management according to the institutional policies and with strict adherence to the current regulatory framework.

In this sense, the Bank has specific regulations related to the collection and normalization of clients, which makes it possible to ensure the quality of the portfolio in accordance with credit policies and the desired risk appetite framework. Through collection management, the attention of clients with temporary flow problems is favored, debt normalization plans are proposed to viable clients, in such a way that it is possible to maintain the relationship in the long term once their situation is regularized, the recovery of assets at risk is maximized and the necessary collection actions are carried out, in a timely manner, to ensure the recovery of debts or reduce potential loss.

(b)	Wholesale Segment

In these segments, admission management is carried out through an individual evaluation of the client and the relationship of the rest of the group with the Bank is also considered if it belongs to a group of companies. This individual evaluation - and group if applicable - considers, among others, generation capacity, financial capacity with emphasis on equity solvency, exposure levels, industry variables, evaluation of partners and management, and aspects of the operation such as financing structure, term, products and possible collaterals.

The indicated evaluation is supported by a rating model that allows greater homogeneity in the evaluation of the client and his group. This evaluation also includes specialized areas in some segments that by their nature require expert knowledge, such as real estate, construction, agriculture, financial, international, among others.

In a centralized manner, a permanent monitoring of the portfolio is carried at the individual level off business segments and economic sectors, based on periodically updated information from both the client and the industry. Through this process, alerts are generated that ensure the correct and timely recognition of the risk of the individual portfolio and the special conditions established in the admission stage are monitored, such as controls of financial covenants, coverage of certain collaterals and conditions imposed at the time of approval.

Additionally, within the Admission areas, joint monitoring tasks are carried out that allow monitoring the development of operations from their gestation to their recovery, with the aim of ensuring the correct and timely identification of portfolio risks, and to manage in advance those cases with higher risk levels.

Upon detection of clients that show signs of impairment or default with any condition, the commercial area to which the client belongs, together with the Wholesale Credit Risk Division, establish action plans for their regularization. In those more complex cases where specialized management is required, the Special Assets Management area, belonging to the Wholesale Credit Risk Division, is directly in charge of collection management, establishing action plans and negotiations based on the particular characteristics of each client.

(c)	Derivative Transactions

We produce own models which are used for credit risk management purposes, known as the pre-settlement exposure (PSE). Generally, the PSE is computed as follows:

PSE = Maximum (CMTM + CEF * Notional, 0)

CMTM: Current Mark-to-Market of the transaction

Notional: Transaction notional amount

CEF: Credit Exposure Factor, which reflects the peak exposure within the life of the transaction, under 95% of confidence level.

The portfolio approach is taken into account when computing exposures of several transactions closed with one single counterpart.

Credit mitigating conditions for derivative transactions have become popular in the local financial markets. There are financial institutions that have accepted early termination clauses, and netting is also possible with corporations when appropriate documentation under a regular Master Agreement is signed.

Collateral agreements have been requested by certain banks for inter-banking transactions within other financial institutions, but its effective application under Chilean Law make advisable not to include it in the exposure measurement.

Derivative transactions closed with counterparts residing abroad (mostly global banks) are documented utilizing ISDA and CSA. Netting and cash collateral above a certain threshold level are the typical credit mitigations schemes in place for this kind of transactions.

This metric is used for measuring, limiting, controlling and reporting credit exposures by counterparty.

(d)	Portfolio Concentration:

The maximum exposure to credit risk, by client or counterparty, without taking into account guarantees or other credit enhancements as of December 31, 2022 and 2021, does not exceed 10% of the Bank’s effective equity.

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2022:

	Chile	United States	England	Brazil	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets

Cash and Due from Banks	1,448,441	1,227,305	24,982	8	64,148	2,764,884

Financial assets held for trading at fair value through profit or loss

Derivative contracts Financial
Forwards (*)	316,204	38,355	91,832	—	119,659	566,050
Swaps (**)	1,037,521	32,161	1,095,040	—	224,855	2,389,577
Call Options	2,321	—	—	—	—	2,321
Put Options	2,758	—	—	—	—	2,758
Futures	—	—	—	—	—	—
Subtotal	1,358,804	70,516	1,186,872	—	344,514	2,960,706

Debt Financial Instruments
From the Chilean Government and Central Bank	3,059,292	—	—	—	—	3,059,292
Other debt financial instruments issued in Chile	374,453	—	—	—	—	374,453
Financial debt instruments issued Abroad	—	—	—	—	—	—
Subtotal	3,433,745	—	—	—	—	3,433,745

Others Financial Instruments
Investments in mutual funds	257,325	—	—	—	—	257,325
Subtotal	257,325	—	—	—	—	257,325

Financial Assets at fair value through other comprehensive income

Debt Financial Instruments
From the Chilean Government and Central Bank	2,258,857	—	—	—	—	2,258,857
Other debt financial instruments issued in Chile	1,540,908	—	—	—	—	1,540,908
Financial debt instruments issued Abroad	—	167,627	—	—	—	167,627
Subtotal	3,799,765	167,627	—	—	—	3,967,392

Equity Instruments
Equity instruments issued in Chile	5,700	—	—	—	—	5,700
Equity instruments issued by foreign institutions	—	—	—	—	845	845
Subtotal	5,700	—	—	—	845	6,545

Derivative contracts financial for hedging purposes
Forwards	—	—	—	—	—	—
Swaps	118	18,368	8,142	—	449	27,077
Call Options	—	—	—	—	—	—
Put Options	—	—	—	—	—	—
Futures	—	—	—	—	—	—
Subtotal	118	18,368	8,142	—	449	27,077

Financial assets at amortized cost
Rights by resale agreements and securities lending	54,061	—	—	—	—	54,061

Debt Financial Instruments
From the Chilean Government and Central Bank	902,355	—	—	—	—	902,355
Subtotal	902,355	—	—	—	—	902,355

Loans and advances to Banks
Central Bank of Chile	1,801,100	—	—	—	—	1,801,100
Domestic banks	—	—	—	—	—	—
Foreign banks	—	—	18,679	182,320	172,693	373,692
Subtotal	1,801,100	—	18,679	182,320	172,693	2,174,792

Loans to Customers, Net
Commercial loans	20,279,201	—	—	—	29,544	20,308,745
Residential mortgage loans	11,422,322	—	—	—	—	11,422,322
Consumer loans	4,995,230	—	—	—	—	4,995,230
Subtotal	36,696,753	—	—	—	29,544	36,726,297

(*)	Others includes: France Ch$92,885 million and Spain Ch$18,923 million.

(**)	Others includes: France Ch$62,731 million and Spain Ch$45,189 million.

	Central Bank of Chile	Government	Retail (Individuals)	Financial Services	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Cash and Due from Banks	384,230	—	—	2,380,654	—	—	—	—	—	—	—	—	—	—	2,764,884

Financial Assets held for trading at fair value through profit or loss
Derivative contracts Financial
Forwards	—	—	—	372,637	28,966	12,435	124	2,153	8,456	18	144	1,602	139,515	—	566,050
Swaps	—	—	—	2,311,655	9,770	9,123	—	10,148	4,236	3,848	16,166	14,493	10,138	—	2,389,577
Call Options	—	—	—	123	601	61	—	—	90	6	1	1,437	2	—	2,321
Put Options	—	—	—	752	1,412	481	—	—	5	—	21	—	87	—	2,758
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	2,685,167	40,749	22,100	124	12,301	12,787	3,872	16,332	17,532	149,742	—	2,960,706

Debt Financial Instruments
From the Chilean Government and Central Bank	3,019,487	39,805	—	—	—	—	—	—	—	—	—	—	—	—	3,059,292
Other debt financial instruments issued in Chile	—	—	—	374,453	—	—	—	—	—	—	—	—	—	—	374,453
Financial debt instruments issued Abroad	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	3,019,487	39,805	—	374,453	—	—	—	—	—	—	—	—	—	—	3,433,745

Others Financial Instruments
Investments in mutual funds	—	—	—	257,325	—	—	—	—	—	—	—	—	—	—	257,325
Subtotal	—	—	—	257,325	—	—	—	—	—	—	—	—	—	—	257,325

Financial Assets at fair value through Other Comprehensive Income
Debt Financial Instruments
From the Chilean Government and Central Bank	—	2,258,857	—	—	—	—	—	—	—	—	—	—	—	—	2,258,857
Other debt financial instruments issued in Chile	—	—	—	1,513,240	13,591	—	—	4,934	—	—	4,639	4,504	—	—	1,540,908
Financial debt instruments issued Abroad	—	—	—	167,627	—	—	—	—	—	—	—	—	—	—	167,627
Subtotal	—	2,258,857	—	1,680,867	13,591	—	—	4,934	—	—	4,639	4,504	—	—	3,967,392

Equity Instruments
Equity instruments issued in Chile	—	—	—	5,700	—	—	—	—	—	—	—	—	—	—	5,700
Equity instruments issued by foreign institutions	—	—	—	845	—	—	—	—	—	—	—	—	—	—	845
Subtotal	—	—	—	6,545	—	—	—	—	—	—	—	—	—	—	6,545

Derivative contracts financial for hedging purposes
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	—	—	—	27,077	—	—	—	—	—	—	—	—	—	—	27,077
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	27,077	—	—	—	—	—	—	—	—	—	—	27,077

Financial assets at amortized cost (*)
Rights by resale agreements	—	—	—	43,116	469	—	—	—	—	—	—	—	7,950	2,526	54,061

Debt financial instruments
From the Chilean Government and Central Bank	—	902,355	—	—	—	—	—	—	—	—	—	—	—	—	902,355
Subtotal	—	902,355	—	—	—	—	—	—	—	—	—	—	—	—	902,355

Loans and advances to Banks
Central Bank of Chile	1,801,100	—	—	—	—	—	—	—	—	—	—	—	—	—	1,801,100
Domestic banks	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Foreign banks	—	—	—	373,692	—	—	—	—	—	—	—	—	—	—	373,692
Subtotal	1,801,100	—	—	373,692	—	—	—	—	—	—	—	—	—	—	2,174,792

(*)	Economic activity of Loans and accounts receivable from customers disclosed in Note No. 11 e).

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2021:

	Chile	United States	England	Brazil	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets

Cash and Due from Banks	2,748,930	897,881	10,782	8	56,133	3,713,734

Financial assets held for trading at fair value through profit or loss

Derivative contracts Financial
Forwards	585,463	90,461	59,444	—	7,177	742,545
Swaps	1,113,136	256,829	516,952	—	71,326	1,958,243
Call Options	4,509	—	—	—	—	4,509
Put Options	199	—	—	—	—	199
Futures	—	—	—	—	—	—
Subtotal	1,703,307	347,290	576,396	—	78,503	2,705,496

Debt Financial Instruments
From the Chilean Government and Central Bank	3,472,122	—	—	—	—	3,472,122
Other debt financial instruments issued in Chile	265,820	—	—	—	—	265,820
Financial debt instruments issued Abroad	—	—	—	—	—	—
Subtotal	3,737,942	—	—	—	—	3,737,942

Others Financial Instruments
Investments in mutual funds	138,753	—	—	—	—	138,753
Subtotal	138,753	—	—	—	—	138,753

Financial Assets at fair value through Other Comprehensive Income

Debt Financial Instruments
From the Chilean Government and Central Bank	2,488,850	—	—	—	—	2,488,850
Other debt financial instruments issued in Chile	565,959	—	—	—	—	565,959
Financial debt instruments issued Abroad	—	—	—	—	—	—
Subtotal	3,054,809	—	—	—	—	3,054,809

Equity Instruments
Equity instruments issued in Chile	5,499	—	—	—	—	5,499
Equity instruments issued by foreign institutions	—	—	—	—	866	866
Subtotal	5,499	—	—	—	866	6,365

Derivative contracts financial for hedging purposes
Forwards	—	—	—	—	—	—
Swaps	16,374	79,904	162,478	—	19,046	277,802
Call Options	—	—	—	—	—	—
Put Options	—	—	—	—	—	—
Futures	—	—	—	—	—	—
Subtotal	16,374	79,904	162,478	—	19,046	277,802

Financial assets at amortized cost
Rights by resale agreements and securities lending	64,365	—	—	—	—	64,365

Debt Financial Instruments
From the Chilean Government and Central Bank	839,744	—	—	—	—	839,744
Subtotal	839,744	—	—	—	—	839,744

Loans and advances to Banks
Central Bank of Chile	1,090,000	—	—	—	—	1,090,000
Domestic banks	160,018	—	—	—	—	160,018
Foreign banks	—	—	—	141,249	138,565	279,814
Subtotal	1,250,018	—	—	141,249	138,565	1,529,832

Loans to Customers, Net
Commercial loans	19,658,614	—	—	—	13,718	19,672,332
Residential mortgage loans	10,346,528	—	—	—	—	10,346,528
Consumer loans	4,247,013	—	—	—	—	4,247,013
Subtotal	34,252,155	—	—	—	13,718	34,265,873

	Central Bank of Chile	Government	Retail (Individuals)	Financial Services	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Cash and Due from Banks	1,545,472	—	—-	2,168,262	—	—	—	—	—	—	—	—	—	—	3,713,734

Financial Assets held for trading at fair value through profit or loss
Derivative contracts Financial
Forwards	—	—	—	521,735	3,685	18,806	1,343	12,623	4,873	—	—	247	—	179,233	742,545
Swaps	—	—	—	1,870,975	342	3,444	2	8,129	17,815	5,409	11,516	3,098	—	37,513	1,958,243
Call Options	—	—	—	251	3,595	474	—	—	80	109	—	—	—	—	4,509
Put Options	—	—	—	21	178	—	—	—	—	—	—	—	—	—	199
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	2,392,982	7,800	22,724	1,345	20,752	22,768	5,518	11,516	3,345	—	216,746	2,705,496

Debt Financial Instruments
From the Chilean Government and Central Bank	3,287,111	162,433	—	22,578	—	—	—	—	—	—	—	—	—	—	3,472,122
Other debt financial instruments issued in Chile	—	—	—	265,820	—	—	—	—	—	—	—	—	—	—	265,820
Financial debt instruments issued Abroad	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	3,287,111	162,433	—	288,398	—	—	—	—	—	—	—	—	—	—	3,737,942

Others Financial Instruments
Investments in mutual funds	—	—	—	138,753	—	—	—	—	—	—	—	—	—	—	138,753
Subtotal	—	—	—	138,753	—	—	—	—	—	—	—	—	—	—	138,753

Financial Assets at fair value through Other Comprehensive Income
Debt Financial Instruments
From the Chilean Government and Central Bank	102	2,488,748	—	—	—	—	—	—	—	—	—	—	—	—	2,488,850
Other debt financial instruments issued in Chile	—	—	—	537,036	—	—	—	5,254	—	—	5,321	4,609	—	13,739	565,959
Financial debt instruments issued Abroad	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	102	2,488,748	—	537,036	—	—	—	5,254	—	—	5,321	4,609	—	13,739	3,054,809

Equity Instruments
Equity instruments issued in Chile	—	—	—	5,499	—	—	—	—	—	—	—	—	—	—	5,499
Equity instruments issued by foreign institutions	—	—	—	866	—	—	—	—	—	—	—	—	—	—	866
Subtotal	—	—	—	6,365	—	—	—	—	—	—	—	—	—	—	6,365

Derivative contracts financial for hedging purposes
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	—	—	—	277,802	—	—	—	—	—	—	—	—	—	—	277,802
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	277,802	—	—	—	—	—	—	—	—	—	—	277,802

Financial assets at amortized cost (*)
Rights by resale agreements	—	—	232	62,030	1,327	—	—	—	—	—	—	13	—	763	64,365

Debt financial instruments
From the Chilean Government and Central Bank	—	839,744	—	—	—	—	—	—	—	—	—	—	—	—	839,744
Subtotal	—	839,744	—	—	—	—	—	—	—	—	—	—	—	—	839,744

Loans and advances to Banks
Central Bank of Chile	1,090,000	—	—	—	—	—	—	—	—	—	—	—	—	—	1,090,000
Domestic banks	—	—	—	160,018	—	—	—	—	—	—	—	—	—	—	160,018
Foreign banks	—	—	—	279,814	—	—	—	—	—	—	—	—	—	—	279,814
Subtotal	1,090,000	—	—	439,832	—	—	—	—	—	—	—	—	—	—	1,529,832

(e)	Collateral and Other Credit Enhancements:

The amount and type of collateral required depends on the counterparty’s credit risk assessment.

The Bank has guidelines regarding the acceptability of types of collateral and valuation parameters.

The main types of collateral obtained are:

-	For commercial loans: Residential and non-residential real estate, liens and inventory.

-	For retail loans: Mortgages loans on residential property.

The Bank also obtains collateral from parent companies for loans granted to their subsidiaries.

Management makes sure its collateral is acceptable according to both external standards and internal policies guidelines and parameters. The Bank has approximately 244,033 collateral assets as of December 31, 2022 (242,870 in December 2021), the majority of which consist of real estate.

The following table contains guarantees values as of December 31, 2022 and 2021:

		Fair value of collateral and credit enhancements held as of December 31, 2022
	Maximum exposure to credit risk	Mortgages	Pledge	Securities	Warrants	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	15,474,528	3,993,984	193,235	590,126	4,386	4,781,731	10,692,797
Small business lending	4,834,217	3,352,055	20,294	11,700	—	3,384,049	1,450,168
Consumer lending	4,995,230	364,469	912	3,364	—	368,745	4,626,485
Mortgage lending	11,422,322	9,928,827	133	607	—	9,929,567	1,492,755
Total	36,726,297	17,639,335	214,574	605,797	4,386	18,464,092	18,262,205

		Fair value of collateral and credit enhancements held as of December 31, 2021
	Maximum exposure to credit risk	Mortgages	Pledge	Securities	Warrants	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	14,633,419	3,392,760	149,892	508,711	4,451	4,055,814	10,577,605
Small business lending	5,038,913	3,124,172	26,310	12,898	—	3,163,380	1,875,533
Consumer lending	4,247,013	317,215	622	2,498	—	320,335	3,926,678
Mortgage lending	10,346,528	8,730,747	96	196	—	8,731,039	1,615,489
Total	34,265,873	15,564,894	176,920	524,303	4,451	16,270,568	17,995,305

The Bank also uses mitigating tactics for credit risk on derivative transactions. To date, the following mitigating tactics are used:

●	Accelerating transactions and net payment using market values at the date of default of one of the parties.

●	Option for both parties to terminate early any transactions with a counterparty at a given date, using market values as of the respective date.

●	Margins established with time deposits by customers that close FX forwards with subsidiary Banchile Corredores de Bolsa S.A.

The value of the guarantees that the Bank maintains related to the loans individually classified as impaired as of December 31, 2022 and 2021 amounted Ch$110,686 million and Ch$28,189 million, respectively.

The value guarantees related to past due loans but no impaired as of December 31, 2022 and 2021 amounted Ch$325,079 million and Ch$177,169 million respectively.

(f)	Credit Quality by Asset Class:

The Bank determines the credit quality of financial assets using internal credit ratings. The rating process is linked to the Bank’s approval and monitoring processes and is carried out in accordance with risk categories established by current standards. Credit quality is continuously updated based on any favorable or unfavorable developments to customers or their environments, considering aspects such as commercial and payment behavior as well as financial information.

The Bank also carries out reviews focused on companies that participate in specific economic sectors, which are affected either by macroeconomic variables or variables of the sector. In this way, it is possible to timely establish the necessary and sufficient level of provisions to cover the losses due to the eventual non-recoverability of the credits granted.

The credit quality by asset class for Consolidated Statements of Financial Position sheet items, based on the Bank’s credit rating system, is presented in Note No. 11 letter (d).

Below is the detail of the default but not impaired portfolio:

		Past due but not impaired(*)
As of	Neither past due nor impaired	Up to 30 days	Over 30 days and up to 60 days	Over 60 days and up to 90 days	Over 90 days	Total
December 31,	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
2022	35,151,698	472,863	106,985	29,307	34	35,760,887
2021	32,836,252	409,338	51,001	15,402	87	33,312,080

(*)	These amounts include the overdue portion and the remaining balance of loans in default.

(g)	Assets Received in Lieu of Payment:

The Bank has received assets in lieu of payment totaling Ch$14,071 million and Ch$13,584 as of December 31, 2022 and 2021, respectively, the majority of which are properties. All of these assets are managed for sale.

(h)	Renegotiated Assets:

The impaired loans are considered to be renegotiated when the corresponding financial commitments are restructured and the Bank assesses the probability of recovery as sufficiently high.

The following table details the book value of loans with renegotiated terms per financial asset class:

	2022	2021
Financial assets	MCh$	MCh$
Loans and advances to banks
Domestic banks	—	—
Foreign banks	—	—
Subtotal	—	—
Loans to Customers at amortized cost
Commercial loans	381,171	331,127
Residential mortgage loans	251,380	243,684
Consumer loans	258,434	361,015
Subtotal	890,985	935,826
Total renegotiated financial assets	890,985	935,826

There is an increase in the stock of renegotiated commercial and mortgage loans, while there is a decrease in the stock of renegotiated consumer loans. This decrease is due to a lower flow of renegotiated operations, which is not enough to offset amortizations and accounting debt write-offs.

The Bank calculates ECLs either on a group or an individual basis, which are described in more detail in Note 2 (i) (viii).

The renegotiated portfolio of Banco de Chile represents 2.43% of the total loans.

The most common type of modification is to extend the term of the loan. For payment extensions, depending on the characteristics of each credit, the Bank can agree with the client changes in the initial conditions in terms of interest rate and payment schedule. With regard to the forgiveness of the principal, the Bank normally does not give this benefit. The Board of Directors might on rare occasions approve debt forgiveness for a portion of principal on certain credit-operations that have been impaired and provisioned previously. Only those borrowers which are considered viable are renegotiated. If the debtor is not considered to be financially viable, the Bank proceeds to the legal collection of debts.

The table below includes Stage 2 and 3 assets that were modified and, therefore, treated as forborne during the 2022 period, with the related modification loss suffered by the Bank.

2022 MCh$
Amortized costs of financial assets modified during the period	211,841
Net modification loss	61,636

Although the Bank does not have systematized information related to the balance of modified loans by type of concession, it continuously monitors its impaired portfolio as defined in note 2 (i) (viii). Also, for internal purposes the renegotiated loan portfolio is analyzed and reviewed as part of the impaired portfolio. Therefore, for management and regulatory (local and IFRS) reporting purposes the Bank does not frequently use information on loans modified by types of concession.

The table below shows the gross carrying amount of previously modified financial assets for which loss allowances has changed to 12 month Expected Credit Losses (12mECL) measurement during the 2022 period:

	December 31, 2022
	Post modification		Pre-modification
	Gross carrying amount MCh$	Corresponding ECL MCh$	Gross carrying amount MCh$	Corresponding ECL MCh$
Facilities that have cured since modification and are now measured using 12mECLs (Stage 1)	11,349	3,511	11,466	3,874
Facilities that reverted to (Stage 2/3) lifetime ECLs having once cured	5,668	2,083	5,642	1,989

The Bank determines the appropriate amount of allowance for expected credit losses as follows:

The commercial loan renegotiations are always evaluated and approved individually by the credit committee with all the background and history of previous approvals, including financial records, delinquencies or other previous renegotiations of the debtor. In this step of renegotiation approval, a reevaluation of the provision level is always carried out for each debtor.

Among the variables that the credit committee considers in establishing the level of provisions for the individual portfolio are payment behavior, payment capacity and collateral coverage are mainly considered.

On the other hand, for the portfolio evaluated for provisioning purposes as a group, the models contain past behavior variables, incorporating delinquencies and default prior to renegotiation for six months, recognizing the increased risk and generating a higher level of provisions. The provision can only be decreased if the renegotiated client has good payment behavior (an overdue period of less than 30 days), in a period of over seven months.

In both segments, the approvals of the renegotiation operations are submitted to specialized credit committees, whose members have attributions adjusted to this risk.

Moreover, an operation identified as renegotiation never leaves this classification for purposes of monitoring and provisioning.

(i)	Compliance with credit limit granted to related debtors

Below are detailed the figures for compliance with the credit limit granted to debtors related to the ownership or management of the Bank and subsidiaries, in accordance with the Article 84 No. 2 of the General Banking Law, which establishes that in no case the total of these credits may exceed the amount of its Total or Regulatory Capital:

	December 2022	December 2021
	MCh$	MCh$
Total related debt	960,640	798,419
Consolidated Total or Regulatory Capital	6,367,997	5,634,345
Limit used %	15.09%	14.17%

(j)	Measures associated with the COVID-19 Contingency:

Due to the health emergency caused by the COVID-19 pandemic, the Bank implemented measures that sought to make payments more flexible on a temporary basis and provided financing that allows to sustain working capital during this period, having in the first case credit refinancing (mortgage, commercial, consumer) and in the second case and by order of the Chilean Government, through the Ministry of Finance, Central Bank of Chile and the Commission for the Financial Market, measures to facilitate the granting of loans with state guarantee (FOGAPE-COVID) with the aim of being used as working capital or reactivating the activities of companies that demonstrate having been affected by the COVID-19 pandemic.

The objective of the FOGAPE-COVID initiative was to facilitate access to working capital loans for individuals and legal entities with annual sales of less than UF 1,000,000 affected by the COVID-19 pandemic. The guarantee coverage of these loans—differentiated according to sales tranche—is between 60% and 85% of financing, after applying a deductible that does not exceed 5% of the guaranteed amount. The Administration rules applicable to the COVID-19 guarantee lines, considered the option of refinancing any principal amortization of preexisting commercial loans that mature in the 6 months following the moment of granting the financing with the COVID-19 Guarantee.

In order to cover the Bank’s exposure to potential losses associated with granting these state-guaranteed loans, a provision equivalent to 100% of each operation’s deductible amount is set. The total allowance related to state-guaranteed loans amounted to Ch$32,743 million as of December 31, 2022 (Ch$70,352 million and Ch$49,848 million as of December 31, 2021 and 2020, respectively) and was registered under the line-item “Loans to customers at amortized cost” as ECL provision.

The payment behavior of these loans (COVID refinancing and FOGAPE-COVID) in both cases have a similar behavior to the rest of the Bank’s loan portfolio.

(3)	Market Risk:

Market Risk refers to the loss that the Bank could face due to a liquidity shortage to honor the payments, or to close financial transactions in a timely manner (Liquidity Risk), or due to adverse movements in the values of market variables (Risk Price). For its correct management, the guidelines of the Liquidity Risk Management Policy and the Market Risk Management Policy are considered, both are subject to review, at least annually, by the Market Risk Manager and approval by the Bank’s Board of Directors, at least annually.

(a)	Liquidity Risk:

Liquidity Risk Measurement and Limits

The Bank manages the Liquidity Risk in accordance with the established on the Liquidity Risk Management Policy, managing separately for each sub-category thereof; this is for Trading Liquidity Risk and Funding Liquidity Risk.

Trading Liquidity Risk is the inability to close, at current market prices, the financial positions opened mainly from the Trading Book (which is daily valued at market prices and the value differences instantly reflected in the Income Statement). This risk is controlled by establishing limits on the positions amounts of the Trading Book in accordance with what is estimated to be closed in a short time period. Additionally, the Bank incorporates a negative impact on the Income Statement whenever it considers that the size of a certain position in the Trading Book exceeds the reasonable amount, negotiated in the secondary markets, which would allow the exposure to be offset without altering market prices.

Funding Liquidity Risk refers to the Bank’s inability to obtain sufficient cash to meet its immediate obligations. This risk is managed by a minimum amount of highly liquid assets called liquidity buffer, and establishing limits and controls of internal metrics, among which the Market Access Report (“MAR”) stands out, which estimates the amount of funding that the Bank would need from wholesale financial counterparties, for the next 30 and 90 days in each of the relevant currencies of the balance sheet, to face a cash need as a result of the operation under business as usual conditions.

The use of MAR within year 2022 is illustrated below (LCCY = local currency; FCCY = foreign currency):

	MAR LCCY + FCCY MMM$		MAR FCCY MMUS$
	1 – 30 days	1 – 90 days	1 – 30 days	1 – 90 days
Maximum	1,197	2,962	1,590	2,419
Minimum	-1,726	486	-896	27
Average	-156	2,016	252	1,173

The Bank also monitors the amount of assets denominated in local currency that is funded by liabilities denominated in foreign currency, including all tenors and the cash flows generated by full delivery derivatives payments. This metric is referred to as Cross Currency Funding. The bank oversees and limits this amount in order to take precautions against not only Banco de Chile’s event but also against a systemic adverse environment generated by a country risk event that might trigger lack of foreign currency funding.

The use of Cross Currency Funding within year 2022 is illustrated below:

Cross Currency Funding MMUS$

Maximum	3,378
Minimum	1,552
Average	2,280

The Bank establishes thresholds that alert behaviors outside the expected ranges at a normal or prudent level of operation, in order to protect other dimensions of liquidity risk such as, for example, maturities concentration of fund providers, the diversification of sources of funds either by type of counterparty or type of product, among others.

The evolution over time of the statement of financial ratios of the Bank is monitored in order to detect structural changes in the characteristics of the balance sheet, such as those presented in the following table and whose relevant values of use during the year 2022 are shown below:

	Liquid Assets/ Net Funding <30 days	Liabilities>1 year/ Assets >1 year	Deposits/ Loans

Maximum	218%	101%	68%
Minimum	174%	93%	63%
Average	193%	98%	66%

Additionally, some market index, prices and monetary decisions taken by the Central Bank of Chile are monitored to detect structural changes in market conditions that can trigger a liquidity shortage or even a financial crisis.

Furthermore, the Liquidity Risk Management Policy enforces to perform stress tests periodically which are controlled against potentially accessible action plans in each modeled scenario, according with the guidelines established in the Liquidity Contingency Plan. This process is essential in determining the liquidity risk appetite framework of the institution.

The Bank measures and controls the mismatch of cash flows under regulatory standards with the C46 index report, which represents the net cash flows expected over time as a result of the contractual maturity of almost all assets and liabilities. Additionally, the Commission for the Financial Market (hereinafter, “CMF”) authorized Banco de Chile, among others, to report the adjusted C46 index. This allows the Bank to report, in addition to the regular C46 index, outflow behavior assumptions of certain specific elements of the liability, such as demand deposits and time deposits. In addition, the regulator also requires some rollover assumptions for the loan portfolio.

The CMF establish the following limits for the C46:

Foreign Currency balance sheet items: 1-30 days, Regulatory Limit C46 index < 1 x Tier-1 Capital

The use of this index in year 2022 is illustrated below:

	Adjusted C46 All CCYs as part of Tier-1 Capital		Adjusted C46 FCCY as part of Tier-1 Capital
	1 – 30 days	1 – 90 days	1 – 30 days

Maximum	0.13	(0.03)	0.30
Minimum	(0.38)	(0.44)	0.07
Average	(0.07)	(0.19)	0.20
Regulatory Limit	N/A	N/A	1.0

The individual and consolidated term liquidity gap are presented below:

STATEMENT OF INDIVIDUAL LIQUIDITY SITUATION
AS OF DECEMBER 31, 2022 CONTRACTUAL BASIS
Values in MCh$

CONSOLIDATED CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	10,071,396	12,129,421	13,485,753	16,627,649
Cash flow payable (liabilities) and expenses	18,376,493	20,338,204	24,302,901	28,132,703
Liquidity Gap	8,305,097	8,208,783	10,817,148	11,505,054

FOREIGN CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	1,930,251	2,148,891	2,004,482	2,273,163
Cash flow payable (liabilities) and expenses	3,492,717	3,754,973	4,251,778	4,667,901
Liquidity Gap	1,562,466	1,606,082	2,247,296	2,394,738

Limits:
One time capital			4,839,388
AVAILABLE MARGIN			2,592,092	—

*	In the limit up to 30 days, in consolidated currency, the Bank has a liquidity situation of Ch$2,592,092,386,326.

STATEMENT OF INDIVIDUAL LIQUIDITY SITUATION
AS OF DECEMBER 31, 2022 ADJUSTED BASIS
Values in MCh$

CONSOLIDATED CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	9,747,979	11,606,518	12,519,708	14,605,826
Cash flow payable (liabilities) and expenses	8,735,416	9,450,119	10,997,519	12,799,639
Liquidity Gap	(1,012,563)	(2,156,399)	(1,522,189)	(1,806,187)

FOREIGN CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	1,808,204	1,970,538	1,685,491	1,653,650
Cash flow payable (liabilities) and expenses	2,371,029	2,562,700	2,927,049	3,246,680
Liquidity Gap	562,825	592,162	1,241,558	1,593,030

Limits:
One time capital			4,839,388
AVAILABLE MARGIN			3,597,830	—

*	In the limit up to 30 days, in consolidated currency, the Bank has a liquidity situation of Ch$3,597,830,085,721.

STATEMENT OF CONSOLIDATED LIQUIDITY SITUATION
AS OF DECEMBER 31, 2022 CONTRACTUAL BASIS
Values in MCh$

CONSOLIDATED CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	10,795,492	12,860,076	14,237,130	17,396,178
Cash flow payable (liabilities) and expenses	18,757,121	20,756,432	24,740,790	28,570,645
Liquidity Gap	7,961,629	7,896,356	10,503,660	11,174,467

FOREIGN CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	1,922,706	2,141,345	1,996,945	2,265,645
Cash flow payable (liabilities) and expenses	3,492,291	3,754,547	4,251,351	4,667,527
Liquidity Gap	1,569,585	1,613,202	2,254,406	2,401,882

Limits:
One time capital			4,839,388
AVAILABLE MARGIN			2,584,982	—

*	In the limit up to 30 days, in consolidated currency, the Bank has a liquidity situation of Ch$2,584,982,163,169.

CONSOLIDATED CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	10,472,075	12,337,173	13,271,085	15,374,355
Cash flow payable (liabilities) and expenses	9,116,044	9,868,348	11,435,409	13,237,581
Liquidity Gap	(1,356,031)	(2,468,825)	(1,835,676)	(2,136,774)

FOREIGN CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	1,800,658	1,962,992	1,677,954	1,646,133
Cash flow payable (liabilities) and expenses	2,370,603	2,562,274	2,926,623	3,246,306
Liquidity Gap	569,945	599,282	1,248,669	1,600,173

Limits:
One time capital			4,839,388
AVAILABLE MARGIN			3,590,719	—

*	In the limit up to 30 days, in consolidated currency, the Bank has a liquidity situation of Ch$3,590,719,862,565.

Liquid Assets Consolidated Balance Statement as of December 31, 2022, values in MMM$

Source: Financial Statements Banco de Chile as of December 31, 2022.

Additionally, the regulatory entities have introduced other metrics that the Bank uses in its management, such as the Liquidity Coverage Ratio (“LCR”) and Net Stable Financing Ratio (“NSFR”), using assumptions similar to those used in the international banking. For the first, its phase-in was accelerated, increasing the minimum level required to 100%, while for the second, the requirement of the limit began at 60%. The evolution of the LCR and NSFR metrics during the year 2022 are shown below:

	LCR	NSFR

Maximum	4.10	1.35
Minimum	2.31	1.29
Average	3.28	1.32
Regulatory Limit	1.0(*)	0.6(**)

(*)	Valid value from June 1, 2022.
(**)	Effective value from June 1, 2022, which will gradually increase until reaching 1.0 in January 2026.

The contractual maturity profile of the financial liabilities of Banco de Chile and its subsidiaries (consolidated basis), to December 2022 and 2021, is as follows:

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2022
Transactions in the course of payment	681,792	—	—	—	—	—	681,792
Full delivery derivative transactions	743,686	780,406	1,375,700	1,581,587	756,582	1,743,275	6,981,236
Financial liabilities at amortized cost
Current accounts and other demand deposits	13,383,232	—	—	—	—	—	13,383,232
Saving accounts and time deposits	9,774,591	3,013,166	1,362,905	121,808	5,940	655	14,279,065
Obligations by repurchase agreements and securities lending	219,043	52	—	—	—	—	219,095
Borrowings from financial institutions	158,173	83,612	795,721	4,348,400	—	—	5,385,906
Debt financial instruments issued (all currencies)	13,442	170,745	1,349,567	2,286,711	2,555,020	4,119,530	10,495,015
Other financial obligations	343,526	21	110	45	—	—	343,702
Financial instruments of regulatory capital issued (subordinated bonds)	2,869	—	48,017	94,649	84,952	1,135,504	1,365,991
Total (excluding non-delivery derivative transactions)	25,320,354	4,048,002	4,932,020	8,433,200	3,402,494	6,998,964	53,135,034

Non-delivery derivative transactions	686,308	751,720	1,595,212	1,283,629	683,109	2,161,307	7,161,285

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2021
Transactions in the course of payment	210,479	—	—	—	—	—	210,479
Full delivery derivative transactions	434,113	469,349	2,603,467	1,645,489	968,078	1,761,581	7,882,077
Financial liabilities at amortized cost
Current accounts and other demand deposits	18,542,791	—	—	—	—	—	18,542,791
Saving accounts and time deposits	7,103,640	1,774,627	240,912	66,492	1,619	—	9,187,290
Obligations by repurchase agreements and securities lending	88,433	—	52	—	—	—	88,485
Borrowings from financial institutions	67,813	1,259,167	18,344	3,515,979	—	—	4,861,303
Debt financial instruments issued (all currencies)	17,154	369,988	1,083,540	2,358,966	2,104,219	4,839,310	10,773,177
Other financial obligations	273,394	50	183	183	—	—	273,810
Total (excluding non-delivery derivative transactions)	26,737,817	3,873,181	3,946,498	7,587,109	3,073,916	6,600,891	51,819,412

Non-delivery derivative transactions	271,193	586,231	2,602,915	1,030,628	669,796	2,145,008	7,305,771

(b)	Price Risk:

Price Risk Measurement and Limits

The Price Risk measurement and management processes are carried out in accordance with the established on the Market Risk Management Policy, by using internal metrics developed by the Bank, both for the Trading Book and for the Accrual Book (the Accrual Book includes all balance sheet items, including those in the Trading Book but in such case these are reported at an interest rate adjustment term of one day, thus not generating accrual interest rate risk). In addition, the portfolio recorded under the Fair Value Through Other Comprehensive Income (hereinafter FVOCI) is considered, which is a sub-set of the Accrual Book, which given its nature is relevant to measure it independently. In addition, the Bank reports metrics to regulatory entities according to the models defined by them.

The Bank has established internal limits for the exposures of the Trading Book. In fact, FX positions (FX delta), interest rate sensitivities generated by the derivatives and debt securities portfolios (DV01 or also referred as to rho) and the FX options volatility sensitivity (vega) are measured, reported and controlled against their limits. Limits are established on an aggregate basis but also for some specific tenor points. The use of these limits is daily monitored, controlled and reported by independent control functions to the senior management of the bank. The internal governance framework also establishes that these limits must be approved by the board and reviewed at least annually.

The Bank measures and controls the risk for the Trading Book portfolios using the Value-at-Risk (VaR). The model uses a 99% confidence level and the most recent one-year observed rates, prices and yields data.

The use of VaR within year 2022 is illustrated below:

Value-at-Risk 99% one-day confidence level MCh$

Maximum	2,048
Minimum	487
Average	1,100

Additionally, the Bank performs measuring, limiting, controlling and reporting interest rate exposures and risks for the Accrual Book using internally developed methodologies based on the differences in the amounts of assets and liabilities considering the interest rate repricing dates. Exposures are measured according to the Interest Rate Exposure or IRE metric and their corresponding risks using the Earnings-at-Risk or EaR metric. Within these metrics, Prepayment Risk is considered, which corresponds to the customer’s ability to pay, totally or partially, their debt before maturity. For this, a loan flow allocation model is generated with exposure to interest rate fluctuations, according to their prepayment behavior, finally reflecting a decrease in their average maturity term.

The use of EaR within year 2022 is illustrated below:

12- months Earnings-at-Risk 99% confidence level 3 months defeasance period MCh$

Maximum	261,533
Minimum	179,379
Average	219,818

The regulatory risk measurement for the Trading Book (APRM report, from the spanish Activos Ponderados por Riesgo Mercado) is produced by utilizing guidelines provided by the Central Bank of Chile (hereinafter, “BCCh”) and the CMF. The referred methodologies estimate the potential loss that the bank may incur considering standardized fluctuations of the value of market factors such as FX rates, interest rates and volatilities that may adversely impact the value of FX spot positions, interest rate exposures, and volatility exposures, respectively. In addition, correlation factors are included to represent non-parallel changes in the yield curve.

The risk measurement for the Banking Book, according to regulatory guidelines (C40 report), as a result of interest rate fluctuations is carried out through the use of standardized methodologies provided by regulatory entities (BCCh and CMF). The report includes models for reporting interest rate gaps and standardized adverse interest rate fluctuations. In addition to this, the regulatory entity has requested banks to establish internal limits, separately for short-term and long-term balances, for these regulatory measurements.

The results effectively realized during the month for trading activities are controlled against defined loss levels and if these levels are exceeded, senior management is notified in order to evaluate potential corrective actions.

In addition to the above, the Market Risk Management Policy of Banco de Chile enforces to perform daily stress tests for the Trading Book and monthly for the Accrual Book. Additionally, the stress test for the FVOCI portfolio is included, which is reported daily. The output of the stress testing process is monitored against corresponding alert levels; in the case those triggers are breached, the senior management is notified in order to implement further actions, if necessary. In addition, the results during the month for the trading activities are controlled against defined loss levels and in case such levels are exceeded, senior management is also notified.

The following table illustrates the interest rate cash-flows of the Banking Book, considering the interest rate repricing dates on an individual basis, as of December 31, 2022 and 2021:

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2022
Cash and due from banks	2,624,888	—	—	—	—	—	2,624,888
Transactions in the course of collection	743,379	—	—	—	—	—	743,379
Financial assets at fair value through other comprehensive income
Debt financial instruments	82,025	324,492	2,487,874	614,944	220,962	248,832	3,979,129
Derivative financial instruments for hedging purposes	378	4,040	296,187	347,208	352,502	1,033,196	2,033,511
Financial assets at amortized cost
Rights by resale agreements and securities lending	—	—	—	—	—	—	—
Debt financial instruments	—	8,816	11,222	56,159	459,884	452,991	989,072
Loans and advances to Banks	1,904,368	63,569	209,047	—	—	—	2,176,984
Loans to customers, net	5,061,294	3,188,902	7,913,635	9,165,338	4,722,852	13,044,702	43,096,723
Total Assets	10,416,332	3,589,819	10,917,965	10,183,649	5,756,200	14,779,721	55,643,686

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2021
Cash and due from banks	3,329,623	—	—	—	—	—	3,329,623
Transactions in the course of collection	446,603	—	—	—	—	—	446,603
Financial assets at fair value through other comprehensive income
Debt financial instruments	95,585	488,919	1,479,321	619,044	169,289	208,507	3,060,665
Derivative financial instruments for hedging purposes	64	2,163	69,192	500,218	198,926	1,669,980	2,440,543
Financial assets at amortized cost
Rights by resale agreements and securities lending	—	—	—	—	—	—	—
Debt financial instruments	—	8,334	10,740	38,148	431,285	450,200	938,707
Loans and advances to Banks	1,366,378	81,164	81,800	—	—	—	1,529,342
Loans to customers, net	2,529,601	2,676,130	7,226,224	9,018,799	4,798,188	11,955,962	38,204,904
Total Assets	7,767,854	3,256,710	8,867,277	10,176,209	5,597,688	14,284,649	49,950,387

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2022
Transactions in the course of payment	650,640	—	—	—	—	—	650,640
Derivative Financial Instruments for hedging purposes	1,440	1,006	272,568	341,455	332,705	1,503,902	2,453,076
Financial liabilities at amortized cost
Current accounts and other demand deposits	13,454,288	—	—	—	—	—	13,454,288
Saving accounts and time deposits	9,774,591	3,013,166	1,362,905	121,808	5,940	655	14,279,065
Obligations by repurchase agreements and securities lending	7,344	—	—	—	—	—	7,344
Borrowings from financial institutions	158,173	83,612	795,721	4,348,400	—	—	5,385,906
Debt financial instruments issued (*)	13,443	170,745	1,349,566	2,286,711	2,555,020	4,119,530	10,495,015
Financial instruments of regulatory capital issued (subordinated bonds)	2,869	—	48,017	94,649	84,952	1,135,504	1,365,991
Other liabilities	343,526	21	110	45	—	—	343,702
Total liabilities	24,406,314	3,268,550	3,828,887	7,193,068	2,978,617	6,759,591	48,435,027

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2021
Transactions in the course of payment	83,420	—	—	—	—	—	83,420
Derivative Financial Instruments for hedging purposes	538	979	62,220	407,960	167,805	1,401,836	2,041,338
Financial liabilities at amortized cost
Current accounts and other demand deposits	18,611,880	—	—	—	—	—	18,611,880
Saving accounts and time deposits	7,103,640	1,774,627	240,912	66,492	1,619	—	9,187,290
Obligations by repurchase agreements and securities lending	351	—	—	—	—	—	351
Borrowings from financial institutions	63,611	1,259,167	18,344	3,515,979	—	—	4,857,101
Debt financial instruments issued (*)	17,154	369,988	1,083,540	2,358,966	2,104,219	4,839,310	10,773,177
Other liabilities	273,394	50	183	183	—	—	273,810
Total liabilities	26,153,988	3,404,811	1,405,199	6,349,580	2,273,643	6,241,146	45,828,367

(*)	Amounts shown here are different from those reported in the liabilities report which is part of the liquidity analysis, due to differences in the treatment of mortgage bonds issued by the Bank in both reports.

Price Risk Sensitivity Analysis

The Bank uses stress tests as the main sensitivity analysis tool for Price Risk. The analysis is implemented for the Trading Book, Accrual Book and the FVOCI portfolio separately. The Bank has adopted this tool as it is considered more useful than fluctuations in business as usual scenario, such as VaR or EaR, given that:

(i)	The financial crisis show market factors fluctuations that are materially larger than those used in the VaR with 99% of confidence level or EaR with 99% of confidence level.

(ii)	The financial crisis also show that correlations between these fluctuations are materially different from those used in the VaR computation, since a crisis precisely indicates severe disconnections between the behaviors of market factors fluctuations respect to the patterns observed under normal conditions.

(iii)	Trading liquidity dramatically diminishes during financial distress and especially in emerging markets. Therefore, the overnight VaR number might not be representative of the loss for trading portfolios in such environment since closing exposures period may exceed one business day. This may also happen when calculating EaR, even considering three months as the closing period.

The impacts are determined by mathematical simulations of fluctuations in the values of market factors, and also, estimating the changes of the economic and /or accounting value of the financial positions.

In order to comply with IFRS 7.40, the following exercise was included illustrating an estimation of the impact of extreme but reasonable fluctuations of interest rates, swaps yields, FX rates and exchange volatility, which are used for valuing Trading Book, Accrual Book and the FVOCI portfolio. Given that the Bank’s portfolio includes positions denominated in nominal and real interest rates, these fluctuations must be aligned with extreme but realistic Chilean inflation changes forecasts.

For the Trading Book, the exercise is implemented by multiplying the sensitivities by the fluctuations obtained as the results of mathematical simulations over a two-week time horizon and using the maximum historical volatility, within a significant period of time, in each of the market factor present. In the case of the FVOCI portfolio a four-week time horizon is used due to liquidity constrains; Accrual Book impacts are estimated by multiplying cumulative gaps by forward interest rates fluctuations modeled over a three-month time horizon and using the maximum historical volatility of interest fluctuations but limited by maximum fluctuations and / or levels observed within a significant period of time. It is relevant to note that the methodology might ignore some portion of the interest rates convexity, since it is not captured properly when large fluctuations are modeled. In any case, given the magnitude of the changes, the methodology may be reasonable enough for the purposes and scope of the analysis.

The following table illustrates the fluctuations resulting from the main market factors in the maximum stress test exercise, or more adverse, for the Trading Book.

The directions or signs of these fluctuations are those that correspond to those that generate the most adverse impact at the aggregate level.

Average Fluctuations of Market Factors for Maximum Stress Scenario Trading Book
	CLP Derivatives (bps)	CLP Bonds (bps)	CLF Derivatives (bps)	CLF Bonds (bps)	USD Offshore Libor Derivatives (bps)	Spread USD On/Off Derivatives (bps)
Less than 1 year	5	226	124	236	(20)	(41)
Greater than 1 year	9	124	42	153	7	(24)

bps = basis points

The worst impact on the Bank’s Trading Book as of December 31, 2022, as a result of the simulation process described above, is as follows:

Most Adverse Stress Scenario P&L Impact Trading Book (MCh$)
CLP Interest Rate		(4,076)
Derivatives	(143)
Debt instruments	(4,219)
CLF Interest Rate		(4,100)
Derivatives	331
Debt instruments	(3,769)
Interest rate USD offshore		(267)
Domestic/offshore interest rate spread USD		(294)
Banking spread		19
Total Interest rates		(8,718)
Total FX and FX Options		(46)
Total		(8,764)

The modeled scenario would generate losses in the Trading Book for approximately Ch$8,764 million. In any case, such fluctuations would not result in material losses compared to Basic Capital or to the P&L estimate for the next 12-months.

The impact on the Accrual Book as of December 31, 2022, which does not necessarily mean a net loss(gain) but a greater(lower) net income from funds generation (resulting net interest rate generation), is illustrated below:

Most Adverse Stress Scenario 12-Month Revenue Accrual Book (MCh$)
Impact by Base Interest Rate shocks	(355,563)
Impact due to Spreads Shocks	(21,607)
Higher / (Lower) Net revenues	(377,170)

The impact on the FVOCI portfolio it is show in the followings tables. First are the main fluctuation in the market factors, due to the scenarios provided for the stress test meltdown (more adverse), for this portfolio.

The sign of the fluctuation below, correspond to the ones that generate the most adverse impact.

	CLP Bonds (bps)	CLF Bonds (bps)	USD Offshore Libor Derivatives (bps)	Spread USD On/Off Derivatives (bps)
Less than 1 year	245	262	16	2
Greater than 1 year	163	201	28	6

bps = basis points

The worst impact on the Bank’s FVOCI portfolio as of December 31, 2022, as a result of the simulation process described above, is as follows:

CLP Debt Instrument	(54,649)
CLF Debt Instrument	(58,257)
Interest rate USD offshore	(2,794)
Domestic/offshore interest rate spread USD	—
Banking spread	(215)
Corporative spread	(2,534)
Total	(118,449)

The modeled scenario would generate losses in the AFS portfolio for approximately MCh$118,449, which would potentially be reflected in Other Comprehensive Income accounts.

The main negative impact on the Trading Book would occur as a result of an increase in debt instruments in CLF over 1 year, followed by an increase in debt instruments in CLP under 1 year, while in the case of the Portfolio FVTOCI portfolio the main impact comes from upward fluctuations in interest rates on debt instruments in both CLP and CLF. For its part, the lowest potential income in the next 12 months in the Accrual Book would occur in a scenario of a sharp decline in inflation and nominal rates.

(4)	Other Information related to Financial Risks

a)	Libor transition project:

As a consequence of the decisions made by the Financial Conduct Authority (FCA) of the United Kingdom and the recommendations of the Alternative Reference Rates Committee (ARRC) made up of the Federal Reserve Board and the New York FED, since 12-31-2021 Libor rates in currencies other than US$ are no longer published, as of 06-30-2023 Libor in US$ is no longer published and as of 01-01-2022 new Libor-based operations are no longer processed. Only US$ Libor may be used in contracts in force as of 12-31-2021 and until the last date of publication of this.

Because of this, since 2020 the Bank has been enabling and implementing, in its different dimensions, the new risk-free reference rates (“RFR”) for carrying out operations in foreign currency as of 01-01-2022.

The process has been structured in 5 phases:

●	1st phase

-	Identification of the risks associated with the Libor transition process through the collection of information regarding the number of operations, amounts involved, remaining terms, types of products and course coins.

-	Periodic exchange of information with the main global banks regarding the RFRs that were being defined as a replacement for Libor rates.

-	Review of the documents published by the ARRC with its recommendations.

●	2nd phase

-	Preparation and presentation to the CMF in the year 2021 of the situational analysis of Banco de Chile regarding the end of Libor. This included reporting on the information research carried out in the 1st stage and the impact that the end of the Libor rate had both at the level of products and at the level of Bank areas.

●	3rd phase

-	Definition of the new RFRs to be used in the different currencies (daily SOFR, term SOFR, TONAR, SONIA, etc.)

-	Implementation of the RFR in the Bank’s systems

●	4th phase

-	Carrying out tests of course of financial operations to review the correct accrual of the new RFR.

-	Preparation of documentation with the RFR.

These phases were successfully completed at the end of 2021 and since the beginning of 2022 the Bank is already operating with the new RFRs.

●	5th phase, currently in process:

-	Renegotiation of contracts with impacted clients

Current portfolio affected by the transition process of the libor rate with maturity after June 30, 2023:

●	Credit operations in US$ of Foreign Trade, Commercial Credits and Leasing contracts:

o	USD 697 million equivalent to 1.5% of the total portfolio of direct loans of Banco de Chile.

●	Derivative contracts portfolio

o	Assets USD 11,843 million

o	Liabilities USD 11,633 million

b)	Offsetting of financial assets and liabilities:

The Bank trades financial derivatives with foreign counterparties using ISDA Master Agreement (International Swaps and Derivatives Association, Inc.), under legal jurisdiction of the City of New York – USA or London – United Kingdom. Legal framework in these jurisdictions, along with documentation mentioned, it allows Banco de Chile the right to anticipate the maturity of the transaction and then, offset the net value of those transactions in case of default of counterparty. Additionally, the Bank has negotiated with these counterparties an additional annex (CSA Credit Support Annex), that includes other credit mitigating, such as entering margins on a certain amount of net value of transactions, early termination (optional or mandatory) of transactions at certain dates in the future, coupon adjustment of transaction in exchange for payment of the debtor counterpart over a certain threshold amount, etc.

Below are detail the contracts susceptible to offset:

	Fair Value		Negative Fair Value of contracts with right to offset		Positive Fair Value of contracts with right to offset		Financial Collateral		Net Fair Value
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$

Derivative financial assets	2,987,783	2,983,298	(1,014,141)	(1,259,233)	(1,508,710)	(782,776)	(180,863)	(327,840)	284,069	613,449

Derivative financial liabilities	3,324,485	2,773,476	(1,014,141)	(1,259,233)	(1,508,710)	(782,776)	(302,571)	(275,191)	499,063	456,276

(5)	Operational risk

One of the Bank’s objectives is to monitor, control and maintain at adequate levels, the risk of losses resulting from a lack of adequacy or a failure of processes, personnel and/or internal systems, or due to external events. This definition includes legal risk and excludes strategic and reputational risk.

Operational risk is inherent in all activities, products and systems, and cuts across the entire organization in its strategic, business and support processes. It is the responsibility of all the Bank’s collaborators to manage and control the risks generated within their scope of action, since their materialization may lead to direct or indirect financial losses.

To face this risk, the Bank has defined a Regulatory Framework and a governance structure according to the volume and complexity of its activities. The Retail Credit Risk and Global Risk Control Division administer the management of this risk, through the establishment of an Operational Risk Management. Likewise, the “Superior Committee for Operational Risk” and the “Committee for Operational Risk” supervise it.

The Operational Risk Policy defines a comprehensive management framework that considers the identification, evaluation, control, mitigation, monitoring and reporting of these risks. This comprehensive management considers the execution of a series of structured activities in the following fields of action:

-	Process Evaluation: Its objective is to identify, evaluate and monitor the risks and controls associated with the Bank’s processes, together with analyzing and determining the acceptable risk levels and mitigation actions to be applied in the event of deviation from these levels, allowing the maintenance of an adequate control environment over the operational risks. For this, the Operational Risk Management has a process map that allows organizing and planning the evaluation, according to different perspectives of criticality.

-	Control Testing: consists of evaluating the operational effectiveness of documented controls for operational risk through effectiveness tests. This process makes it possible to verify whether the controls are correctly designed and implemented to prevent or detect a material error, ensuring a reasonable level of assurance.

-	Event Management: those significant Operational Risk events, whether or not they constitute losses, are analyzed, controlled and reported to the defined government instances, with the aim of promoting mitigating measures that ensure an adequate control environment and thus prevent these events from happening again.

-	Loss base management: consists of controlling, registering, accounting and reporting the operational losses registered by the different areas, ensuring compliance with the regulatory requirements established in the methodology for the computation of operational risk weighted assets.

-	Fraud Management: this field considers the permanent analysis of information (both internal and external), in order to identify sources of risk and analyze their different behaviors, which allows defining and promoting various mitigation actions, seeking to improve security for our clients and reduce the economic losses associated with this concept. To ensure adequate mitigation of these risks, the Bank has established a fraud management and prevention model, which includes: a governance structure, roles and responsibilities of the different areas involved and a definition of the processes that are part of the management of these risks.

-	Operational risk assessment for projects: the Bank is constantly working on the development of projects, including from the creation of new products and services, large technological implementations to operational changes in its processes. The implementation of these projects may lead to the appearance of new risks that must be correctly mitigated prior to their implementation, through the design of robust controls. For this, there is a methodological framework and specific tools that allow carrying out an evaluation of the different risks and controls, establishing a general level of exposure to operational risk, and determining mitigation actions in cases where it is necessary.

-	Supplier management: its objective is to identify, manage and monitor the risks that may arise from the outsourcing of services. For this, the Bank has a governance framework, a regulatory framework and a supplier management model that considers an analysis of the criticality and risk associated with the contracted services and an evaluation and monitoring scheme with a special focus on those considered relevant or critical to the entity.

-	Risk Appetite Profile and Framework: operational risk management is aligned with the statements established in Banco de Chile’s Risk Appetite Framework (RAF), for which metrics are defined with management thresholds that allow monitoring compliance with the risk appetite of the corporation. On the other hand, the Comprehensive Risk Measurement (CRM) exercise is carried out annually, the objective of which is to determine the inherent risk profile of the institution, through methodologies that allow quantifying the profile in all areas of operational risk management.

-	Self-assessment Matrix: its objective is to comply with the annual exercise, in which the Bank’s administration analyzes and pronounces on the development of its management, particularly in relation to Operational Risk.

-	Relations with external entities: consists of the coordination, preparation and delivery of information for supervisions carried out by entities external to Operational Risk.

-	Control of Subsidiaries: consists of verifying the Operational Risk policy of the subsidiaries in relation to the Bank. On the other hand, knowledge is taken of the management carried out by the subsidiary companies and they report to their respective government instances. Finally, the corrective measures adopted in the event of deviations or contingency scenarios that could affect subsidiaries and/or the Bank are known.

-	Corporate Training Plan: in order to constantly disseminate the operational risk management culture throughout the corporation and promote the importance and responsibility of each one of the collaborators in the face of adequate risk management, the Bank establishes an annual training plan, which considers the different areas of Operational Risk management, which is developed through the use of different communication tools and methods.

The combination of all the areas previously indicated, together with the regulatory framework and the corresponding governance structure, constitute the comprehensive management of Operational Risk. This management focuses on the identification of the root cause of the risks to prevent their occurrence and the mitigation of their possible consequences. Each of the areas can give rise to the definition of action plans or indicators that allow adequate monitoring of each risk.

Below is the exposure to net loss, gross loss and recoveries due to operational risk events as of December 31, 2022 and 2021:

	December 2022			December 2021
Category	Lost Gross MCh$	Recoveries MCh$	Lost Net MCh$	Lost Gross MCh$	Recoveries MCh$	Lost Net MCh$
Internal fraud	77	(7)	70	—	—	—
External fraud	16,197	(5,806)	10,391	11,090	(3,805)	7,285
Work practices and safety in the business position	1,391	(3)	1,388	630	—	630
Customers, products and business practices	1,082	—	1,082	550	(1)	549
Damage to physical assets	527	(3)	524	556	(342)	214
Business interruption and system failures	175	—	175	209	(17)	192
Execution, delivery and process management	4,691	(425)	4,266	4,046	(75)	3,971
Total	24,140	(6,244)	17,896	17,081	(4,240)	12,841

Business Continuity

The Bank has a Business Continuity Management (BCM), which is in charge of the Business Continuity Management, responsible for managing and supervising the application of the policies, rules and procedures of each of these areas within the Bank and Subsidiaries.

In addition to the above, the Business Continuity Management defines the global and regulatory framework with the aims to manage the strategy and control of business continuity in the operational and technological lines for the Bank, maintaining alternative operation plans and controlled tests to reduce the impact of disruptive events, in addition to granting resilience to the organization, promote comprehensive strategies to ensure the safety of employees, protect the Bank’s assets against catastrophic scenarios, maintain up-to-date the necessary documentation and carry out training and simulations associated with this matter.

That is why Business Continuity has methodologies and controls that contribute to the application of the integrated model within the corporation, mainly represented in the following management areas:

-	Documentary management: It consists of carrying out methodological processes to update the documentation that supports Business Continuity, with the aim of keeping current and aware of the strategy implemented in the Bank under the BCM guidelines. The documents managed are, Business Continuity Policy, Business Continuity Standards, Business Continuity Testing Standard, Crisis Management Manual, Continuity Plans and Technological Recovery Procedures.

-	Business continuity tests: refers to simulations of contingencies scheduled annually, which address the 5 risk scenarios defined for the Bank in the operational and technological fields (Failure in the Technological Infrastructure, Failure in the Physical Infrastructure, Mass Absence of Personnel, Critical Provider Service Failure and Cybersecurity), allowing to maintain critical staff that operates the payment chain in constant trained, under the defined contingency procedures that support the Bank’s critical products and services.

-	Crisis management: internal Bank process that maintains and trains the main executive roles associated with the Crisis Groups in conjunction with the main strategic recovery processes and the structures defined in the BCM model. In such a way to constantly strengthen the different areas necessary for the preparation, execution and monitoring, which will allow facing crisis events in the Bank.

-	Management with critical suppliers: constitutes the management, control and testing of the Business Continuity Plans implemented by the suppliers involved in the processing of critical products and services for the Bank, associated with the established risk scenarios and with the direct relation to the contracted service.

-	Alternate sites management: contemplates the administration and control of secondary physical locations for the critical units of the Bank, to keep the operation active in case of failure in the main work location. The objective is to protect and maintain the validity of the technological and operational functionalities of the alternative sites, to reduce recovery times in the event of a crisis and that the activation be effective when their use is required.

-	Relationship with subsidiaries and external organizations: consists of the permanent control, management and leveling of the compliance of subsidiaries under the methodology and strategic lines established by the Bank in crisis environments and Business Continuity management. It also includes global management with the requirements of internal and external regulators.

-	Continuous Improvement: considers the application of automation processes and adaptation of the resources used in the internal processes of the business continuity model, with the aim of improving response times before the delivery and analysis of information in contingencies, complementing the processes managed by the BCM.

-	Training: Includes the development and implementation of processes and instances prepared under different learning methodologies to strengthen and empower collaborators in the areas of the business continuity model.

The administration and unification of the areas described, together with compliance with the regulations implemented and structured governance, constitute the Business Continuity model of Banco de Chile.

Cybersecurity

The Cyber Defense Management is responsible for safeguarding information assets by proactively detecting, responding and containing threats. Likewise, this department is responsible for managing cybersecurity incidents in an assertive and timely manner, minimizing the impact and improving response times, with the aim of protecting the bank’s operations. The Engineering Department is in charge of defining, implementing and maximizing existing protection technologies against cyber threats, and defining and maintaining the security architecture. The Technological Risk Management is in charge of identifying, evaluating, treating and reporting information security, technological and cybersecurity risks, this includes the management of technological risks in the Bank’s projects. The Strategic Management Deputy Manager is responsible for defining and managing and complying with the Strategic Plan of the Cybersecurity Division, guaranteeing the effective and efficient use of resources, and imparting and controlling the Cybersecurity guidelines to suppliers. Finally, the Assurance Deputy Manager is responsible for reviewing compliance with the Strategic Plan, the policies, procedures and the regulatory framework regarding cybersecurity. Also to develop and implement the Corporation Cybersecurity Awareness Program.